UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2 1, 2019 (November 21, 2019)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34295	38-3916511
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Avenue of the Americas, 11th Fl., New York, NY	10104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	SIRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Liberty Media Corporation (“Liberty”) announced today that it intends to offer $400 million aggregate original principal amount of exchangeable senior debentures due 2049 (the “Debentures”) exchangeable for Sirius XM Holdings Inc. (“Sirius”) common stock in a private offering (or up to $460 million aggregate original principal amount of Debentures if the initial purchasers for the offering exercise their option to purchase additional Debentures in full) (the “Liberty Offering”). The Debentures will be exchangeable at the option of holders during specified periods. Upon an exchange of Debentures, Liberty, at its option, may deliver Sirius common stock, the value thereof in cash or shares of Liberty’s Series C Liberty SiriusXM Common Stock (“LSXMK”) or any combination of shares of Sirius common stock, cash and/or shares of LSXMK.

Concurrently with the pricing of the proposed Liberty Offering, Sirius expects to purchase up to 20 million shares of its common stock in privately negotiated transactions effected through one or more of the initial purchasers or their respective affiliates. Sirius expects to purchase such shares at a purchase price per share that would be at a discount of between 2.5% and 3.0% to the closing price per share of the Sirius common stock on the date of the pricing of the proposed Liberty Offering, depending on the total number of shares purchased. These purchases could increase (or reduce the size of any decrease in) the market price of Sirius common stock, and could in turn result in a higher effective exchange price for the Debentures.

* * *

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by us under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary

Dated: November 21, 2019